UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 13, 2019

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

FLORIDA (State or Other Jurisdiction of Incorporation)	000-24452 (Commission File Number)	20-1424922 (I.R.S. Employer Identification Number)
3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071 (Address of Principal Executive Offices) (Zip Code)

(404) 842 - 2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on June 14, 2016, Premier Exhibitions, Inc. (the “Company”) and each of its U.S. subsidiaries filed voluntary petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida (the “Bankruptcy Court”). On March 13, 2019, the Company, and its U.S. subsidiaries, filed monthly operating reports for the period of January 1, 2019 through January 31, 2019 (the “Monthly Operating Reports”) with the Bankruptcy Court. Excerpts of the Monthly Operating Reports, excluding exhibits, are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 and incorporated into this Item 7.01 by reference. RMS Titanic, Inc. has been dismissed from the proceedings by the Bankruptcy Court. As such, it will no longer be filing monthly operating reports.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statements Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, covers a limited time period, and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. The financial information in the Monthly Operating Reports were not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Reports also contain information for periods which are different from the historical periods required in the Company’s reports pursuant to Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for a period that would be reflected in the Company's financial statements or its reports pursuant to the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “SEC”). The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions, Inc.
99.2	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibition Management LLC
99.3	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Arts and Exhibitions International, LLC
99.4	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Merchandising, LLC
99.5	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions International, LLC
99.6	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions NYC, Inc.
99.7	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Dinosaurs Unearthed Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER EXHIBITIONS, INC.

Date: March 21, 2019	By:	/s/Jerome Henshall
Jerome Henshall
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions, Inc.
99.2	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibition Management LLC
99.3	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Arts and Exhibitions International, LLC
99.4	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Merchandising, LLC
99.5	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions International, LLC
99.6	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Premier Exhibitions NYC, Inc.
99.7	Monthly Operating Report for the Period of January 1, 2019 through January 31, 2019 dated March 12, 2019 for Dinosaurs Unearthed Corp.